UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2022

QUEEN’S GAMBIT GROWTH CAPITAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39908	98-1571453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 44th Floor New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(917) 907-4618

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	GMBTU	Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	GMBT	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GMBTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 31, 2022, Queen’s Gambit Growth Capital, a Cayman Islands exempted company with limited liability (“SPAC”), consummated its previously announced business combination pursuant to that certain business combination agreement, dated July 28, 2021 (as amended and supplemented, the “Business Combination Agreement”), by and among SPAC, Swvl Inc., a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands (“Swvl”), Pivotal Holdings Corp, a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands and wholly-owned subsidiary of Swvl (“Holdings”), Pivotal Merger Sub Company I, a Cayman Islands exempted company with limited liability and wholly-owned subsidiary of Holdings (“Cayman Merger Sub”), and Pivotal Merger Sub Company II Limited, a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands and wholly-owned subsidiary of SPAC (“BVI Merger Sub,” and together with SPAC, Swvl, Holdings and Cayman Merger Sub, the “Parties”).

On March 30, 2022, in accordance with the terms of the Business Combination Agreement, SPAC merged with and into Cayman Merger Sub (the “SPAC Merger”), with Cayman Merger Sub surviving the SPAC Merger (Cayman Merger Sub, in its capacity as the surviving company of the SPAC Merger, is sometimes referred to herein as, and from and after the SPAC Merger shall mean, the “SPAC Surviving Company”) and became the sole owner of all of the issued and outstanding shares of $1.00 par value per share of BVI Merger Sub (each, a “BVI Merger Sub Common Share”) and concurrently with the consummation of the SPAC Merger, Holdings redeemed each Class A ordinary share, par value $0.0001, of Holdings (each, a “Holdings Common Share A”) and each Class B ordinary share, par value $0.0001, of Holdings (each, a “Holdings Common Share B”) issued and outstanding immediately prior to the SPAC Merger for par value (the “Holdings Redemption”).

On March 31, 2022, following the SPAC Merger, the SPAC Surviving Company distributed all of the issued and outstanding BVI Merger Sub Common Shares to Holdings (the “BVI Merger Sub Distribution”) and following the BVI Merger Sub Distribution BVI Merger Sub merged with and into Swvl (the “Company Merger,” and together with the SPAC Merger, the “Mergers”), with Swvl surviving the Company Merger as a wholly-owned subsidiary of Holdings (Swvl, in its capacity as the surviving company of the Company Merger, is sometimes referred to herein as, and from and after the Company Merger shall mean, the “Swvl Surviving Company”), thereby completing the closing of the transactions contemplated by the Business Combination Agreement (the “Proposed Transactions”).

Capitalized terms not otherwise defined have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and Proposed Transactions (including, without limitation, the Mergers) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Business Combination Agreement, as well as the first and second amendment thereto, which are attached as Annexes A-1, A-2 and A-3, respectively, to Holdings’ Registration Statement on Form F-4 (File No. 333-259800) filed with the SEC on March 3, 2022 and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon effectiveness of the SPAC Merger (the “SPAC Merger Effective Time”), SPAC entered into that certain Assignment, Assumption and Amendment Agreement (the “Warrant Assumption Agreement”) by and among SPAC, Holdings, and Continental Stock Transfer & Trust Company, a New York corporation (“CST”). Pursuant to the Warrant Assumption Agreement, Holdings assumed all of SPAC’s rights and obligations under the Warrant Agreement, dated January 19, 2021 by and between SPAC and CST, and each warrant (a “SPAC Warrant”) entitling the holder thereof to purchase Class A ordinary shares of SPAC, par value $0.0001 per share (“SPAC Class A Ordinary Shares”) was converted into a warrant (a “Holdings Warrant”) to acquire a number of Holdings Common Shares A equal to the number of SPAC Class A Ordinary Shares underlying such SPAC Warrant, subject to the same terms and conditions as were applicable to the SPAC Warrant.

The description of the Warrant Assumption Agreement in this Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Warrant Assumption Agreement, which is attached hereto as Exhibit 4.1.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the SPAC Merger Effective Time: (a) each ordinary share of Cayman Merger Sub, par value $1.00 per share outstanding as of immediately prior to the SPAC Merger Effective Time was automatically converted into one share of the SPAC Surviving Company, such shares constituting the only outstanding shares of the SPAC Surviving Company, (b) each SPAC Class A Ordinary Share outstanding as of immediately prior to the SPAC Merger Effective Time was automatically cancelled, extinguished and converted into the right to receive one Holdings Common Share A, (c) each of SPAC’s Class B ordinary shares, par value $0.0001 per share outstanding as of immediately prior to the SPAC Merger Effective Time was automatically cancelled, extinguished and converted into the right to receive one Holdings Common Share B, (d) each fraction of or whole SPAC Warrant outstanding as of immediately prior to the SPAC Merger Effective Time was automatically assumed and converted into a fraction or whole Holdings Warrant, as the case may be, and (e) each SPAC unit sold in the IPO, comprised of one SPAC Class A Ordinary Share and one-third of one SPAC Warrant, outstanding as of immediately prior to the SPAC Merger Effective Time was automatically cancelled, extinguished and converted into a new unit of Holdings, comprised of one Holdings Common Share A and one-third of one Holdings Warrant (a “Holdings Unit”).

At the effective time of the Company Merger the (“Company Merger Effective Time”), each BVI Merger Sub Common Share outstanding as of immediately prior to the Company Merger Effective Time was automatically cancelled, extinguished and converted into one share, no par value, in the Swvl Surviving Company, such shares constituting the only outstanding shares of the Swvl Surviving Company, all Swvl’s ordinary common shares A of no par value, Swvl’s ordinary common shares B of no par value, Swvl’s convertible Class A Shares of no par value, Swvl’s convertible Class B Shares of no par value, Swvl’s convertible Class C Shares of no par value, Swvl’s convertible Class D Shares of no par value and Swvl’s convertible Class D-1 Shares of no par value (collectively, the “Swvl Shares”) held in the treasury of Swvl were automatically cancelled and extinguished, and no consideration delivered in exchange therefor and each Swvl Share outstanding as of immediately prior to the Company Merger Effective Time was automatically cancelled, extinguished and converted into the right to receive a number of Holdings Common Shares A. At the Company Merger Effective Time, each Company Option outstanding as of immediately prior to the Company Merger Effective Time, whether or not vested, was assumed and converted into an option to purchase a number of Holdings Common Shares A. At the Company Merger Effective Time, each Swvl Convertible Note was converted into the right to receive Holdings Common Shares A. At the Company Merger Effective Time, each Holdings Common Share B outstanding as of immediately prior to the Company Merger Effective Time was converted, on a one-for-one basis, into one Holdings Common Share A. At the Company Merger Effective Time, each Holdings Common Share A and Holdings Warrant comprising each Holdings Unit existing and outstanding as of immediately prior to the Company Merger Effective Time was automatically separated.

On March 28, 2022, a number of SPAC shareholders validly exercised their redemption rights with respect to their SPAC Class A Ordinary Shares. At the Company Merger Effective Time, 29,175,999 Holdings Common Shares A issued and outstanding immediately prior to the Company Merger Effective Time (the “Redemption Shares”) were converted into the right to receive from Holdings, in cash, a pro rata portion of the funds in SPAC’s trust account (the “Trust Account”). As a result, $291,853,889.71 (or approximately $10.00 per share) was removed from the Trust Account to pay such shareholders for the Redemption Shares. As of the Company Merger Effective Time, all Redemption Shares ceased to be outstanding and were automatically cancelled and retired and each holder of Redemption Shares ceased to have any rights with respect thereto, except the right to receive the cash payment in respect thereof from Holdings referred to in the immediately preceding sentence.

Item 3.01. Notice of Delisting

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

In connection with the Mergers, on March 30, 2022, SPAC notified the Nasdaq Global Market (“Nasdaq”) of the consummation of the SPAC Merger and requested that Nasdaq suspend trading of the shares of SPAC Class A Ordinary Shares, SPAC Warrants and SPAC Units (the “SPAC Securities”) effective as of the close of trading on March 30, 2022. Also on March 30, 2022, Holdings Common Shares A, Holdings Warrants and Holdings Units began trading on Nasdaq under the ticker symbols “GMBT,” “GMBTW,” and “GMBTU,” respectively. On March 31, 2022, Holdings notified Nasdaq of the consummation of the Company Merger and requested that Nasdaq file with the SEC a Form 25 to delist the SPAC Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). SPAC intends to file a certification on Form 15 with the SEC to deregister the SPAC Securities and suspend SPAC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in the Introductory Note, Items 1.01, 2.01 and 3.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 8.01. Other Events

On March 31, 2022, a press release was issued announcing the closing of the Mergers, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of July 28, 2021, by and among Swvl, SPAC, Holdings, Cayman Merger Sub and BVI Merger Sub (incorporated by reference to Annex A of Holdings Registration Statement on Form F-4 filed with the SEC on March 3, 2022).

4.1	Assignment, Assumption and Amendment Agreement by and among SPAC, Holdings, and CST, dated March 30, 2022.

99.1	Press Release, dated March 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2022

QUEEN’S GAMBIT GROWTH CAPITAL

By:	/s/ Victoria Grace
Name:	Victoria Grace
Title:	Chief Executive Officer

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